SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                      December 27, 2004 (December 15, 2004)

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Utah                         0-22515               20-0612376
----------------------------      -----------------------   --------------------
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
     of incorporation)                                      Identification No.)


                               545 West 500 South
                              Bountiful, Utah 84010

                    (Address of principal executive offices)


                                 (801) 677-7673

               Registrant's telephone number, including area code


                                       N/A

           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

The December 27, 2004 issue of Forbes magazine printed an article about the Company containing financial projections given to them by management. The information contained in the article is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Article  printed in the December 27, 2004 issue of
                              Forbes  magazine  entitled  "A Rose  with  Another
                              Name."
----------------------------- --------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2004


Speaking Roses International, Inc.

By:  /s/ Blaine Harris
    -----------------------------------
         Blaine Harris,
         Chief Executive Officer

                                  EXHIBIT INDEX

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Article  printed in the December 27, 2004 issue of
                              Forbes  magazine  entitled  "A Rose  with  Another
                              Name."
----------------------------- --------------------------------------------------




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